AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED JANUARY 2, 2007
TO PROSPECTUS DATED MAY 1, 2006
AS SUPPLEMENTED NOVEMBER 21, 2006

          Effective January 2, 2007, American General Life Insurance Company is amending the prospectus.  The purpose of this amendment is to inform potential Policy purchasers that all references in the prospectus to the American Home Assurance Company guarantee apply only to Policies with a date of issue on or prior to December 29, 2006.  If your Policy has a date of issue after December 29, 2006, your Policy is not covered by the guarantee, as the guarantee was terminated on December 29, 2006.